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                                                                   Exhibit 32(a)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Form 10-Q of James Monroe Bancorp, Inc. for the quarter ended March 31, 2006, I, John R. Maxwell, President and Chief Executive Officer of James Monroe Bancorp, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q for the quarter ended March 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarter ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of James Monroe Bancorp, Inc.


/s/ John R. Maxwell
-------------------------------------
John R. Maxwell
President and Chief Executive Officer